                         NOBEL EDUCATION DYNAMICS, INC.
                           1995 STOCK INCENTIVE PLAN

                         EFFECTIVE DATE: JUNE 21, 1995
                           AS AMENDED:  JUNE 12, 1997

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

SECTION 1   Purpose .......................................................  1

SECTION 2   Administration.................................................  1

SECTION 3   Eligibility....................................................  2

SECTION 4   Stock..........................................................  3

SECTION 5   Granting of Options to Key Employees...........................  3

SECTION 6   Granting of NQSOs to Outside Directors.........................  4

SECTION 7   Annual Limit for ISOs..........................................  4

SECTION 8   Options and SARs...............................................  5

SECTION 9   Restricted Stock Awards........................................ 10

SECTION 10  Unrestricted Stock Awards...................................... 12

SECTION 11  Capital Adjustments............................................ 12

SECTION 12  Change in Control.............................................. 13

SECTION 13  Amendment or Discontinuance of the Plan........................ 14

SECTION 14  Termination of Plan............................................ 15

SECTION 15  Shareholder Approval........................................... 15

SECTION 16  Miscellaneous.................................................. 15

                         NOBEL EDUCATION DYNAMICS, INC.
                           1995 STOCK INCENTIVE PLAN
                           -------------------------


                                   SECTION 1
                                    PURPOSE
                                    -------

     This NOBEL EDUCATION DYNAMICS, INC. 1995 STOCK INCENTIVE PLAN ("Plan") is intended to provide a means whereby NOBEL EDUCATION DYNAMICS, INC. ("Company") and any Subsidiary of the Company (as hereinafter defined) may, through the grant of incentive stock options and non-qualified stock options (collectively "Options"), stock appreciation rights ("SARs"), stock subject to restrictions ("Restricted Stock") and stock not subject to restrictions ("Unrestricted Stock") to Key Employees and Outside Directors (both as defined in Section 3), attract and retain such Key Employees and Outside Directors and motivate such individuals to exercise their best efforts on behalf of the Company and of any Subsidiary.

     As used in the Plan, the term "incentive stock option" ("ISO") means an Option which qualifies as an incentive stock option within the meaning of section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), at the time it is granted and which is either designated as an ISO in the Option Agreement (as hereinafter defined) covering such Option or which is designated as an ISO by the Committee (as defined in Section 2 hereof) at the time of grant. The term "non-qualified stock option" ("NQSO") means any other Option granted under the Plan. The term "Subsidiary" means any corporation (whether or not in existence at the time the Plan is adopted) which, at the time an Award is granted, is a subsidiary of the Company under the definition of "subsidiary corporation" contained in section 424(f) of the Code, or any successor thereto.


                                   SECTION 2
                                 ADMINISTRATION
                                 --------------

     The Plan shall be administered by the Company's Compensation Committee (the "Committee"), which shall consist of two or more Outside Directors who shall be appointed by, and shall serve at the pleasure of, the Company's Board of Directors (the "Board"). Each member of the Committee, while serving as such, shall be deemed to be acting in his capacity as a director of the Company. Except as otherwise permitted under Section 6 and under section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), and paragraph (c)(2)(i) of Rule 16b-3 thereunder, no member of the Committee shall be granted, nor shall have been granted, Awards (as defined below) pursuant to the Plan or equity securities (within the meaning of 17 C.F.R. (S)240.16a-1(d)) pursuant to any other plan of the Company or of any of its affiliates, as defined in or under the Exchange Act, at any time during the period commencing with the date which is one year prior to the date his service on the Committee began and ending on the date which is one day after the date on which his service on the Committee ceased. Each member of the Committee shall also be an "outside director" within the meaning of Prop. Treas. Reg. (S) 1.162-27(e)(3), or any successor thereto.

     The Committee shall have full and final authority in its absolute discretion, subject to the terms of the Plan, to select the Key Employees to be granted ISOs, NQSOs, SARs, Restricted Stock and Unrestricted Stock (collectively "Awards") under the Plan, to grant Awards on behalf of the Company, and to set the date of grant and the other terms of such Awards. With respect to the eligibility of Outside Directors, the Plan is intended to comply with Rule 16b-3 and its successors promulgated under the Exchange Act as a "formula award" plan described in Rule 16b-3(c)(2)(ii), and any provision of this Plan applicable to Outside Directors that is to the contrary shall be deemed null and void. Consequently, the award of Options to Outside Directors shall be as set forth in
Section 6, and the Committee shall not have any discretionary authority with respect thereto.

     The Committee may correct any defect, supply any omission and reconcile any inconsistency in the Plan and in any Award granted hereunder in the manner and to the extent it shall deem desirable. The Committee also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify or rescind any such rules and regulations, and to make such determinations and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its shareholders and all officers and employees and former officers and employees, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

     No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder.


                                   SECTION 3
                                  ELIGIBILITY
                                  -----------

     (a) IN GENERAL.  Key Employees and Outside Directors shall be eligible to
         ----------
receive Awards under the Plan. Key Employees and Outside Directors who have been granted an Award under the Plan shall be referred to as "Grantees." More than one Award may be made to a Grantee under the Plan.

     (b) KEY EMPLOYEES.  Key Employees are (1) officers of the Company or a
         -------------
Subsidiary, (2) school principals, center directors, and regional managers of the Company or a Subsidiary, and (3) any other employees of the Company or a Subsidiary so designated by the Committee. Key Employees shall be eligible to receive any type of Award available under the Plan.

     (c) OUTSIDE DIRECTORS.  Outside Directors are directors of the Company who
         -----------------
are not officers or employees thereof. Outside Directors shall only be eligible to receive NQSOs pursuant to Section 6.

                                   SECTION 4
                                     STOCK
                                     -----

     The number of common shares of the Company, par value $.001 per share ("Common Shares"), that may be subject to Awards under the Plan shall be 750,000 shares (such number of shares reflecting adjustment for effectiveness of the Company's Plan of Recapitalization effected on September 28, 1995), subject to adjustment as hereinafter provided; provided that no Key Employee shall receive Options for more than 40,000 Common Shares (such number of shares also reflecting adjustment for effectiveness of the Company's Plan of Recapitalization) during any calendar year (i.e., any period from January 1 through December 31 of the same year). Common Shares issuable under the Plan may be authorized but unissued shares or reacquired shares, as the Company may determine from time to time.

     Any Common Shares subject to an Option which expires or otherwise terminates for any reason whatever (including, without limitation, the Key Employee's surrender thereof) without having been exercised, and any shares of Restricted Stock which are forfeited, shall continue to be available for the granting of Awards under the Plan; provided, however, that (a) if an Option is cancelled, the Common Shares covered by the cancelled Option shall be counted against the maximum number of shares specified in this Section 4 for which Options may be granted to a single Key Employee, and (b) if the exercise price of an Option is reduced after the date of grant, the transaction shall be treated as a cancellation of the original Option and the grant of a new Option for purposes of counting the maximum number of shares for which Options may be granted to a Key Employee. Common Shares subject to an Option cancelled upon the exercise of a SAR shall not again be available for Awards under the Plan.


                                   SECTION 5
                      GRANTING OF OPTIONS TO KEY EMPLOYEES
                      ------------------------------------

     From time to time until the expiration or earlier suspension or discontinuance of the Plan, the Committee may, on behalf of the Company, grant to Key Employees under the Plan such Options as it determines are warranted, subject to the limitations of the Plan; provided, however, that grants of ISOs and NQSOs shall be separate and not in tandem. The granting of an Option under the Plan shall not be deemed either to entitle the Key Employee to, or to disqualify the Key Employee from, any other Awards under the Plan. In making any determination as to whether a Key Employee shall be granted an Option, the type of Option to be granted, and the number of Common Shares to be covered by the Option, the Committee shall take into account the duties of the Key Employee, his present and potential contributions to the success of the Company or a Subsidiary, the tax implications to the Company and the Key Employee of any Options granted, and such other factors as the Committee shall deem relevant in accomplishing the purposes of the Plan. Moreover, the Committee may provide in the Option Agreement that the Option may be exercised only if certain conditions, as determined by the Committee, are fulfilled.

                                   SECTION 6
                     GRANTING OF NQSOS TO OUTSIDE DIRECTORS
                     --------------------------------------

     As of March 31, 1998 and each March 31 thereafter until the expiration or earlier suspension or discontinuance of the Plan, each individual serving as an Outside Director on such date shall be granted a NQSO to purchase 2,000 Common Shares (such number of shares reflecting adjustment for effectiveness of the Company's Plan of Recapitalization) (as adjusted pursuant to section 11, if necessary), provided that (a) the individual served as a director for the entire fiscal year immediately preceding such March 31, and (b) the Company's pre-tax income for such fiscal year exceeds by at least 20% the Company's pre-tax income for the previous fiscal year, as calculated in accordance with generally accepted accounting principles ("GAAP"). Outside Directors shall also retain NQSOs which have been granted to them under the Plan in 1996 and 1997.

                                   SECTION 7
                             ANNUAL LIMIT FOR ISOS
                             ---------------------

     (a) ANNUAL LIMIT. The aggregate Fair Market Value (determined as of the
         ------------
date the ISO is granted) of the Common Shares with respect to which ISOs become exercisable for the first time by a Key Employee during any calendar year (under this Plan and any other ISO plan of the Company or any parent corporation (within the meaning of section 424(e) of the Code ("Parent")) or Subsidiary) shall not exceed $100,000. The term "Fair Market Value" shall mean the value of the Common Shares arrived at by a good faith determination of the Committee and shall be:

          (1) The mean between the highest and lowest quoted selling price, if there is a market for the Common Shares on a registered securities exchange or in an over the counter market, on the date specified;

          (2) The weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the specified date, if there are no such sales on the specified date but there are such sales on dates within a reasonable period both before and after the specified date;

          (3) The mean between the bid and asked prices, as reported by the National Quotation Bureau on the specified date, if actual sales are not available during a reasonable period beginning before and ending after the specified date; or

          (4) Such other method of determining Fair Market Value as shall be authorized by the Code, or the rules or regulations thereunder, and adopted by the Committee.

          Where the Fair Market Value of Common Shares is determined under (2) above, the average of the means between the highest and lowest sales on the nearest date before and the nearest date after the specified date shall be weighted inversely by the respective numbers of trading days between the dates of reported sales and the specified date (i.e.,
                                                     ----
     the valuation date), in accordance with Treas. Reg. (S) 20.2031-2(b)(1), or any successor thereto.

     (b) OPTIONS OVER ANNUAL LIMIT.  If an Option intended as an ISO is granted
         -------------------------
to a Key Employee and such Option may not be treated in whole or in part as an ISO pursuant to the limitation in (a) above, such Option shall be treated as an ISO to the extent it may be so treated under such limitation and as a NQSO as to the remainder. For purposes of determining whether an ISO would cause such limitation to be exceeded, ISOs shall be taken into account in the order granted.

     (c) NQSOS, SARS, RESTRICTED STOCK AND UNRESTRICTED STOCK. The annual limit
         ----------------------------------------------------
set forth above for ISOs shall not apply to NQSOs, SARs, Restricted Stock and Unrestricted Stock.


                                   SECTION 8
                                OPTIONS AND SARS
                                ----------------

     (a) TERMS AND CONDITIONS OF OPTIONS.  The Options granted pursuant to the
         -------------------------------
Plan shall include expressly or by reference the following terms and conditions, as well as such other provisions not inconsistent with the provisions of this Plan as the Committee shall deem desirable, and for ISOs granted under this Plan, the provisions of section 422(b) of the Code:

          (1) NUMBER OF COMMON SHARES.  The Option Agreement shall state the
              -----------------------
     number of Common Shares to which the Option pertains.

          (2)  PRICE.
               -----

               (A) KEY EMPLOYEES.  With respect to Options granted to Key
                   -------------
     Employees, the Option exercise price shall be determined and fixed by the Committee in its discretion at the time of grant, but shall not be less 100% (110% in the case of an ISO granted to a more than 10% shareholder as provided in Subsection (10) below) of the Fair Market Value of the optioned Common Shares on the date the Option is granted.

               (B) OUTSIDE DIRECTORS.  With respect to Options granted to
                   -----------------
     Outside Directors, the Option exercise price shall be the Fair Market Value of the optioned Common Shares on the date the Option is granted.

          (3)  TERM.
               ----

               (A) ISOS.  Subject to earlier termination as provided in
                   ----
          Subsections (5), (6) and (7) below, the term of each ISO shall be not more than 10 years (5 years in the case of a more than 10% shareholder as provided in Subsection
          (10) below) from the date of grant.

               (B) NQSOS GRANTED TO KEY EMPLOYEES.  Subject to earlier
                   ------------------------------
          termination as provided in Subsections (5), (6) and (7) below, the term of each NQSO granted to a Key Employee shall be not more than 10 years from the date of grant.

               (C) NQSOS GRANTED TO OUTSIDE DIRECTORS.  Subject to earlier
                   ----------------------------------
     termination as provided in Subsection (8) below, the term of each NQSO granted to an Outside Director shall be 10 years from the date of grant.

          (4)  EXERCISE.
               --------

               (A) OPTIONS GRANTED TO KEY EMPLOYEES.  Options granted to Key
                   --------------------------------
          Employees shall be exercisable in such installments and on such dates, commencing not earlier than 6 months from the later of the date of grant or the date the Plan is approved by the Company's shareholders, as the Committee may specify, provided that:

                      (i) In the case of new Options granted to a Key Employee in replacement for options (whether granted under the Plan or otherwise) held by the Key Employee, the new Options may be made exercisable, if so determined by the Committee, in its discretion, at the earliest date the replaced options were exercisable; and

                     (ii) The Committee may accelerate the exercise date of any outstanding Options granted to Key Employees in its discretion, if it deems such acceleration to be desirable.

               (B) OPTIONS GRANTED TO OUTSIDE DIRECTORS.  Options granted to
                   ------------------------------------
     Outside Directors shall be exercisable commencing six months after the later of the date of grant or the date the Plan is approved by the Company's shareholders.

               (C) GENERAL.  Any Common Shares, the right to the purchase of
                   -------
          which has accrued, under an Option may be purchased at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part, from time to time by giving written notice of exercise to the Company at its principal office, specifying the number of Common Shares to be purchased and accompanied by payment in full of the aggregate Option exercise price for such shares. Only full shares shall be issued under the Plan, and any fractional share which might otherwise be issuable upon the exercise of an Option granted hereunder shall be forfeited.

               (D) MANNER OF PAYMENT.  The Option price of an Option granted to
                   -----------------
          an Outside Director shall be payable in cash or its equivalent.

               The Option price of an Option granted to a Key Employee shall be payable:

                      (i)  In cash or its equivalent;

                     (ii) In the case of an ISO, if the Committee, in its discretion, causes the Option Agreement so to provide, and in the case of a NQSO if the Committee, in its discretion, so determines at or prior to the time of exercise, in Common Shares previously acquired by the Grantee, provided that (1) if such shares were acquired through the exercise of an ISO and are used to pay the Option exercise price of an ISO, such shares have been held by the Key Employee for a period of not less than the holding period described in section 422(a)(1) of the Code on the date of exercise, or (2) if such shares were acquired through the exercise of a NQSO and are used to pay the Option exercise price of an ISO, or if such shares were acquired through exercise of a NQSO or of an option under a similar plan or through exercise of an ISO and are used to pay the Option exercise price of a NQSO, or if such shares were acquired under a SAR, or through the grant of Restricted or Unrestricted Stock, such shares have been held by the Key Employee for a period of more than 12 months on the date of exercise; or

                    (iii) In the discretion of the Committee, in any combination of (i) and (ii) above.

               In the event such Option exercise price is paid, in whole or in part, with Common Shares, the portion of the Option exercise price so paid shall equal the Fair Market Value on the date of exercise of the Common Shares surrendered in payment of such Option exercise price.

          (5) EXERCISE UPON TERMINATION OF KEY EMPLOYEE. If a Key Employee's
              -----------------------------------------
     employment by the Company (and Subsidiaries) is terminated by either party prior to the expiration date fixed for his or her Option for any reason other than death or disability, such Option may be exercised, to the extent of the number of Common Shares with respect to which the Key Employee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Key Employee at any time prior to the earlier of:

               (A) The expiration date specified in such Option; or

               (B) Three months after the date of such termination of employment.

          (6) EXERCISE UPON DISABILITY OF KEY EMPLOYEE.  If a Key Employee shall
              ----------------------------------------
     become disabled (within the meaning of section 22(e)(3) of the Code) during his or her employment and, prior to the expiration date fixed for his or her Option, his or her employment is terminated as a consequence of such disability, such Option may be exercised, to the extent of the number of Common Shares with respect to which the Key Employee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Key Employee at any time prior to the earlier of:

               (A) The expiration date specified in such Option; or

               (B) One year after the date of such termination of employment.

          In the event of the Key Employee's legal disability, such Option may be so exercised by the Key Employee's legal representative.

          (7) EXERCISE UPON DEATH OF KEY EMPLOYEE. If a Key Employee shall die
              -----------------------------------
     during his or her employment and prior to the expiration date fixed for his or her Option, or if a Key Employee whose employment is terminated for any reason shall die following his or her termination of employment but prior to the earliest of:

               (A) The expiration date fixed for his or her Option;

               (B) The expiration of the period determined under Subsections (5) and (6) above; or

               (C) In the case of an ISO, three months following termination of employment,

     such Option may be exercised, to the extent of the number of Common Shares with respect to which the Key Employee could have exercised it on the date of his or her death, or to any greater extent permitted by the Committee, by the Key Employee's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Key Employee, at any time prior to the earlier of:

                      (i)  The expiration date specified in such Option; or

                     (ii  One year after the date of death.

          (8) EXERCISE UPON TERMINATION OF OUTSIDE DIRECTOR'S SERVICE.  If an
              -------------------------------------------------------
     Outside Director's service on the Board is terminated prior to the expiration date fixed for his or her Option, such Option may be exercised by the Outside Director at any time prior to the earlier of:

               (A) The expiration date specified in such Option; or

               (B) One year after such termination of service.

               Notwithstanding the above, if an Outside Director dies during this period, such Option may be exercised, to the extent of the number of Common Shares with respect to which the Outside Director could have exercised it on the date of his or her death, by the Outside Director's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Outside Director, at any time prior to the earlier of:

                    (i) The expiration date specified in such Option; or

                    (ii) One year after the date of the Outside Director's
               death.

          (9) RIGHTS AS A SHAREHOLDER. A Grantee shall have no rights as a
              -----------------------
     shareholder with respect to any Common Shares covered by his or her Option until the issuance of a stock certificate to him or her for such shares.

         (10) TEN PERCENT SHAREHOLDER. If a Key Employee owns more than 10% of
              -----------------------
     the total combined voting power of all shares of stock of the Company or of a Subsidiary or Parent at the time an ISO is granted to such Key Employee, the Option exercise price for the ISO shall be not less than 110% of the Fair Market Value of the optioned Common Shares on the date the ISO is granted, and such ISO, by its terms, shall not be exercisable after the expiration of five years from the date the ISO is granted. The conditions set forth in this Subsection (10) shall not apply to NQSOs.

          (11) OPTION AGREEMENTS.  Options granted under the Plan shall be
               -----------------
     evidenced by written documents ("Option Agreements") in such form as the Committee shall, from time to time, approve. Option Agreements shall contain such provisions, not inconsistent with the provisions of the Plan for NQSOs granted pursuant to the Plan, and such conditions, not inconsistent with section 422(b) of the Code or the provisions of the Plan, for ISOs granted pursuant to the Plan, as the Committee shall deem advisable. An Option Agreement shall specify whether the Option is an ISO or NQSO; provided, however, if the Option is not designated in the Option Agreement as an ISO or NQSO, the Option shall constitute an ISO if it complies with the terms of section 422 of the Code, and otherwise, it shall constitute a NQSO. Each Grantee who receives an Option shall enter into, and be bound by, the terms of an Option Agreement.

     (b) SARS.  An Option Agreement may, in the discretion of the Committee,
         ----
include a provision under which a Key Employee shall have the right, in lieu of exercising all or a portion of the Key Employee's Option, to elect instead to receive an amount equal to the difference between the Fair Market Value of all, or a specified number, of the Common Shares subject to such Option on the date such right is exercised and the exercise price under such Option, such amount to be paid in cash or in Common Shares (based on their Fair Market Value on the date such right is exercised), or in a combination of cash and Common Shares, as the Committee shall determine. Such right is referred to in this Plan as a stock appreciation right ("SAR"). Any SAR shall be exercisable only at a time when the Option to which it is related is exercisable; provided, however, that if the Key Employee is a director or officer of the Company within the meaning of Section 16 of the Exchange Act, cash may be paid to the Key Employee upon the exercise of a SAR only if the Key Employee exercises the SAR (by giving the notice described in Section 8(a)(4)(C) hereof) during the period beginning on the third business day following the release for publication of the Company's quarterly and annual summary statements of sales and earnings, and ending on the twelfth business day following such date.

     A SAR shall be granted in tandem with the related Option, and the Option-SAR shall be considered exercised when, and to the extent that, either the underlying Option or the SAR is exercised. Any SAR shall be subject to the following additional conditions:

          (1) The SAR will expire no later than the termination of the Option to which it relates;

          (2) The SAR will be transferable only if and when the underlying Option is transferable, and under the same conditions; and

          (3) The SAR may be exercised only when there is a positive spread, i.e., when the Fair Market Value of the Common Shares subject to the Option
     ----
     exceeds the exercise price of such Option.


                                   SECTION 9
                            RESTRICTED STOCK AWARDS
                            -----------------------

     From time to time until the expiration or earlier termination of the Plan, the Committee may, on behalf of the Company, make such Restricted Stock Awards under the Plan to Key Employees as it determines are warranted. Restricted Stock Awards shall be subject to the following terms and conditions, as well as such other terms and conditions as the Committee may prescribe:

     (a) VESTING PERIOD; CONDITIONS.  At the time of granting a Restricted Stock
         --------------------------
Award, the Committee may establish one or more vesting periods ("Vesting Periods") with respect to the Common Shares covered by the Award. The length of any such Vesting Period(s) applicable to a Restricted Stock Award shall be within the discretion of the Committee. At the time of grant, the Committee may also establish such additional conditions to the payment of a Restricted Stock Award ("Conditions") as it may deem advisable in its sole discretion, such as the achievement of corporate or individual goals. Subject to the provisions of this Section 9 and any other Conditions prescribed by the Committee, Common Shares subject to a Restricted Stock Award shall vest in the Key Employee upon the expiration of the Vesting Period with respect to such Common Shares. The Committee may accelerate the vesting date of any unvested Common Shares subject to a Restricted Stock Award in its discretion, if it deems such acceleration to be desirable.

     (b) ISSUANCE AND DELIVERY OF CERTIFICATES.  Upon the granting of a
         -------------------------------------
Restricted Stock Award, the Company may, if so determined by the Committee at the time of the grant, issue certificates representing the Common Shares subject to the Restricted Stock Award in the name of the Key Employee. Any such Common Shares shall bear a legend indicating that they are subject to the terms of the Plan and the Restricted Stock Award Agreement (as hereinafter defined) and that they may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Plan and the Restricted Stock Award Agreement. Upon issuance of such certificates, the Key Employee shall immediately execute a stock power or other instrument of transfer, appropriately endorsed in blank, to be held with the certificates by the Company pursuant to the terms of the Plan and the Restricted Stock Award Agreement.
Only full shares shall be issued, and any fractional shares which might otherwise be issuable pursuant to a Restricted Stock Award shall be forfeited. After the Key Employee becomes vested in Common Shares subject to the Restricted Stock Award, the Company shall deliver the vested Common Shares to the Key Employee or his or her beneficiary or estate, as applicable.

     (c) RIGHTS AS A SHAREHOLDER.  If the Company issues certificates
         -----------------------
representing the Common Shares subject to a Restricted Stock Award prior to the expiration of the Vesting Period for the Common Shares subject to such Award or prior to the satisfaction of the Conditions, if any, pertaining to such Award, the Key Employee shall be entitled to receive dividends paid on such Common Shares, shall have the right to vote such Common Shares, and shall have all other shareholder's rights with respect to such Common Shares, except that (1) the Key Employee will not be entitled to delivery of the stock certificate, (2) the Company will retain custody of the Common Shares, and (3) the Common Shares subject to the Restricted Stock Award will revert to the Company to the extent all Vesting Periods and Conditions applicable to such Award are not satisfied.

     (d) TERMINATION OF EMPLOYMENT.  At the time of granting a Restricted Stock
         -------------------------
Award, the Committee shall specify in the Restricted Stock Award Agreement, the manner of determining the number, if any, of the unvested Common Shares subject to the Award which shall become vested in the Key Employee, or in his or her beneficiary or estate, if the Key Employee's employment by the Company (and Subsidiaries) is terminated prior to the later of the expiration of the Vesting Period or the satisfaction of all of the Conditions with respect to such Common Shares. Any Restricted Stock Award Agreement may provide different vesting provisions upon a Key Employee's termination due to death or disability. Any remaining unvested Common Shares covered by the Key Employee's Restricted Stock Award shall immediately be forfeited upon termination of employment, except that the Committee, if it determines that the circumstances warrant, may direct that all or a portion of such remaining unvested Common

Shares also be vested in the Key Employee, or in his or her beneficiary or estate, subject to such further terms and conditions, if any, as the Committee may determine.

     (e) PAYMENT FOR RESTRICTED STOCK.  The Committee may, on behalf of the
         ----------------------------
Company, grant Restricted Stock Awards under which the Key Employee shall not be required to make any payment for the Restricted Stock or, in the alternative, under which the Key Employee, as a condition to the Restricted Stock Award, shall pay all (or any lesser amount than all) of the Fair Market Value of the Common Stock, determined as of the date the Restricted Stock Award is granted. If the latter, such purchase price shall be paid as provided in the Restricted Stock Award Agreement.

     (f) RESTRICTED STOCK AWARD AGREEMENT.  Restricted Stock Awards under the
         --------------------------------
Plan shall be evidenced by written documents ("Restricted Stock Award Agreements") in such form as the Committee shall, from time to time, approve. Restricted Stock Award Agreements shall contain such provisions, not inconsistent with the provisions of the Plan, as the Committee shall deem advisable. Each Key Employee granted a Restricted Stock Award shall enter into, and be bound by the terms of, a Restricted Stock Award Agreement.


                                   SECTION 10
                           UNRESTRICTED STOCK AWARDS
                           -------------------------

     (a) AWARDS OF UNRESTRICTED STOCK.  From time to time until the expiration
         ----------------------------
or earlier termination of the Plan, the Committee may, on behalf of the Company, make such Unrestricted Stock Awards under the Plan to Key Employees as it determines are warranted.

     (b) REGISTRATION.  Each certificate for unrestricted Common Shares shall be
         ------------
registered in the name of the Key Employee and immediately be delivered to him or her.


                                   SECTION 11
                              CAPITAL ADJUSTMENTS
                              -------------------

     The number of Common Shares which may be issued under the Plan, the maximum number of Common Shares with respect to which Options may be granted to any Key Employee under the Plan, both as stated in Section 4 hereof, the number of Common Shares per NQSO granted to an Outside Director as stated in Section 6, the number of Common Shares issuable upon the exercise of outstanding Options under the Plan (as well as the Option exercise price per share under such outstanding Options), and the number of Common Shares to be delivered upon the vesting of outstanding Restricted Stock Awards (as well as the purchase price, if any, for such Common Shares) shall, subject to the provisions of section 424(a) of the Code, be adjusted to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of the Company.

     In the event of a corporate transaction (as that term is described in section 424(a) of the Code and the Treasury Regulations issued thereunder as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Award shall be assumed by the surviving or successor corporation; provided, however, that, in the event of a proposed corporate transaction, the Committee may terminate all or a portion of the outstanding Options granted to Key Employees effective upon closing of such corporate transaction if it determines that such termination is in the best interests of the Company. If the Committee decides so to terminate outstanding Options, the Committee shall give each Key Employee holding an Option to be terminated not less than seven days' notice prior to any such termination by reason of such a corporate transaction, and, at the closing of such corporate transaction, such Options shall be terminated (unless previously exercised) and the Company shall pay to each Key Employee who holds an Option so terminated (except for any Option which terminated prior to the date of such closing otherwise than by reason of such Committee action) an amount equal to the consideration paid, or to be paid, per share of Common Stock to holders of Common Stock in connection with such corporate transaction (as determined in good faith by the Committee) less the applicable exercise price of the Option. Further, as provided in Section 8(a)(4)(A)(ii) hereof, the Committee, in its discretion, may accelerate, in whole or in part, the date on which any or all Options granted to Key Employees become exercisable.

     The Committee also may, in its discretion, change the terms of any outstanding Awards granted to Key Employees to reflect any such corporate transaction, provided that, in the case of ISOs, such change is excluded from the definition of a "modification" under section 424(h) of the Code.


                                   SECTION 12
                               CHANGE IN CONTROL
                               -----------------

     Upon a Change in Control, the Committee (as it is constituted on the day preceding the date of the Change in Control) may, in its discretion, accelerate the vesting and exercisability of outstanding Options and SARs granted to Key Employees and accelerate the vesting of Restricted Stock Awards granted to Key Employees. "Change in Control" shall mean the point in time when any person (as such term is used in Section 13 of the Exchange Act and the rules and regulations thereunder and including any Affiliate or Associate of such person, as defined in Rule 12b-2 under the Exchange Act, and any person acting in concert with such person) directly or indirectly acquires or otherwise becomes entitled to vote more than 50 percent of the voting power entitled to be cast at elections for directors of the Company. At the discretion of the Committee, an Option Agreement may include a provision that an Option will vest and become exercisable upon a Change of Control and a Restricted Stock Award Agreement may include a provision that the Restricted Stock Award will vest upon a Change of Control.

                                   SECTION 13
                    AMENDMENT OR DISCONTINUANCE OF THE PLAN
                    ---------------------------------------

     (a) IN GENERAL.  The Board from time to time may suspend or discontinue the
         ----------
Plan or amend it in any respect whatsoever, except that, without the approval of the shareholders (given in the manner set forth in Subsection (b) below): (1) the class of persons eligible to receive Awards shall not be changed nor shall any other requirement as to eligibility for participation in the Plan be materially modified; (2) the maximum number of Common Shares with respect to which Awards may be granted under the Plan shall not be increased except as permitted under Section 11; (3) the benefits accruing to individuals participating in the Plan shall not be materially increased; (4) the duration of the Plan under Section 14 shall not be extended; and (5) no amendment which would require shareholder approval pursuant to Prop. Treas. Reg. (S) 1.162-27(e)(4)(vi), or any successor thereto, may be made.

     (b) MANNER OF SHAREHOLDER APPROVAL.
         ------------------------------

          (1) The approval of shareholders must be by a majority of the outstanding Common Shares present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state of Delaware; and

          (2) The approval of shareholders must occur --

               (i) By a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring shareholder approval (i.e., an action on which shareholders would be entitled to vote if the action were taken at a duly held shareholders' meeting); or

               (ii) By a majority of the votes cast at a duly held shareholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan.

     (c) AMENDMENTS AFFECTING OUTSIDE DIRECTORS.  Notwithstanding the foregoing,
         --------------------------------------
no amendment to any provision of the Plan that would affect (1) the amount and price of Common Shares subject to NQSOs to be awarded to Outside Directors, (2) the timing of such grants to Outside Directors, or (3) the formula, if any, that determines the amount, price, and timing of NQSO grants to Outside Directors, shall be made more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules promulgated thereunder.

     Notwithstanding the foregoing, no such suspension, discontinuance or amendment shall terminate or affect the continued existence of rights created under Awards issued and outstanding or materially impair the rights of any holder of an outstanding Award without the consent of such holder.

                                   SECTION 14
                              TERMINATION OF PLAN
                              -------------------

     Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on May 31, 2005, which date is within 10 years after the date the Plan was adopted by the Board, and no Awards hereunder shall be granted thereafter. Nothing contained in this Section 14, however, shall terminate or affect the continued existence of rights created under Awards issued hereunder and outstanding on May 31, 2005 which by their terms extend beyond such date.


                                   SECTION 15
                              SHAREHOLDER APPROVAL
                              --------------------

     This Plan shall become effective on June 21, 1995 (the date the Plan was adopted by the Board); provided, however, that if the Plan is not approved by the shareholders, in the manner described in Section 13(b), within 12 months after said date, the Plan and all Awards granted hereunder shall be null and void and no additional Awards shall be granted hereunder.


                                   SECTION 16
                                 MISCELLANEOUS
                                 -------------

     (a) GOVERNING LAW.  The Plan, and the Option Agreements and Restricted
         -------------
Stock Award Agreements (collectively the "Award Agreements") entered into, and the Awards granted thereunder, shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the operation of, and the rights of Grantees under, the Plan, the Award Agreements, and the Awards shall be governed by applicable federal law and otherwise by the laws of the state of Delaware.

     (b) RIGHTS.  Neither the adoption of the Plan nor any action of the Board
         ------
or the Committee shall be deemed to give any individual any right to be granted an Award, or any other right hereunder, unless and until the Committee shall have granted such individual an Award, and then his or her rights shall be only such as are provided by the Plan and the Award Agreement.

     Any Option under the Plan shall not entitle the holder thereof to any rights as a shareholder of the Company prior to the exercise of such Option and the issuance of the Common Shares pursuant thereto. Further, notwithstanding any provisions of the Plan or any Award Agreement with a Key Employee, the Company shall have the right, in its discretion, to retire a Key Employee at any time pursuant to its retirement rules or otherwise to terminate his or her employment at any time for any reason whatsoever.

     (c) NO OBLIGATION TO EXERCISE OPTION.  The granting of an Option shall
         --------------------------------
impose no obligation upon a Grantee to exercise such Option.

     (d) NON-TRANSFERABILITY. Other than Unrestricted Stock Awards, no Award
         -------------------
shall be assignable or transferable by a Grantee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Grantee, any Options or related SARs shall be exercisable only by the Grantee or by his or her guardian or legal representative. If a Grantee is married at the time of exercise of an Option and if the Grantee so requests at the time of exercise, the certificate or certificates issued shall be registered in the name of the Grantee and the Grantee's spouse, jointly, with right of survivorship.

     (e) WITHHOLDING AND USE OF COMMON SHARES TO SATISFY TAX OBLIGATIONS. The
         ---------------------------------------------------------------
obligation of the Company to deliver Common Shares or pay cash to a Key Employee pursuant to any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements.

     In connection with an Award in the form of Common Shares, subject to the withholding requirements of applicable federal tax laws, the Committee, in its discretion (and subject to such withholding rules ("Withholding Rules") as shall be adopted by the Committee), may permit the Key Employee to satisfy the minimum required federal withholding tax, in whole or in part, by electing to have the Company withhold (or by returning to the Company) Common Shares, which shares shall be valued, for this purpose, at their Fair Market Value on the date of exercise of the Option or the date of vesting in the case of Restricted Stock (or if later, the date on which the Key Employee recognizes ordinary income with respect to such Option or Restricted Stock) (the "Determination Date"); provided, however, that with respect to Key Employees who are subject to section 16 of the Exchange Act, any such amount of minimum federal taxes required to be withheld shall be satisfied by withholding Common Shares. An election to use Common Shares to satisfy federal tax withholding requirements must be made in compliance with and subject to the Withholding Rules. The Company may not withhold Common Shares in excess of the number necessary to satisfy the minimum federal income tax withholding requirements. In the event Common Shares acquired under the exercise of an ISO are used to satisfy such withholding requirement, such Common Shares must have been held by the Key Employee for a period of not less than the holding period described in section 422(a)(1) of the Code on the Determination Date, or if such Common Shares were acquired through the exercise of a NQSO or of an option under a similar plan, such option must have been granted to the Key Employee at least six months prior to the Determination Date.

     (f) LISTING AND REGISTRATION OF COMMON SHARES. Each Award shall be subject
         -----------------------------------------
to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Common Shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or vesting of Common Shares thereunder, or that action by the Company or by the

Grantee should be taken in order to obtain an exemption from any such requirement, no such Option may be exercised, in whole or in part, and no Common Shares shall be delivered pursuant to a Restricted or Unrestricted Stock Award, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Committee. Without limiting the generality of the foregoing, each Grantee or his or her legal representative or beneficiary may also be required to give satisfactory assurance that Common Shares purchased upon exercise of an Option or received pursuant to a Restricted or Unrestricted Stock Award are being purchased for investment and not with a view to distribution, and certificates representing such Common Shares may be legended accordingly.